                                                                    Exhibit 99.2

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-NCA



                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[236,669,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-NCA


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                DEUTSCHE BANK, NA
                                    TRUSTEE



                                AUGUST [18], 2005



Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-NCA

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.



Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

Appendix A                                                           Page 1 of 5

FICO SCORE           Note: Cells in red font are calculations

                        COLLATERAL CUTS FOR SECOND LIENS

FICO          TOTAL BALANCE            LTV     ADJUSTED BALANCE[1]          WA LOAN    WAC    WA LTV  WA DTI  WA FICO
                 AMOUNT          %                   AMOUNT           %[2]  BALANCE
----          -------------   -------  ------  -------------------  ------  -------    ---    ------  ------  -------
0 - 500                         0.00%  > 85.0                        0.00%
500.01 - 550                    0.00%  > 85.0                        0.00%
550.01 - 575                    0.00%  > 85.0                        0.00%
575.01 - 600   $5,203,927.84    2.13%  > 85.0  $5,150,449.99         2.10%  35,889.16  10.82   99.63  42.42   595.41
600.01 - 620  $13,606,301.16    5.56%  > 90.0    13606301.16         5.56%  45,053.98  10.54   99.92  42.51   611.56
620.01 - 650  $50,572,526.98   20.66%  > 90.0    50572526.98        20.66%  51,710.15  10.25   99.93  42.31   638.24
650.01 - 680  $77,810,406.83   31.79%  > 95.0    77247863.42        31.56%  59,533.59  10.01   99.94  42.47   665.78
680.01 - 700  $38,327,120.29   15.66%  > 95.0    38300484.93        15.65%  61,030.45   9.90   99.96  42.18   689.47
700.01 - 750  $46,550,223.53   19.02%  > 95.0    46287804.22        18.91%  64,118.77   9.87   99.95  42.11   720.94
750.01 - 800  $12,603,807.04    5.15%  > 95.0    12551224.88         5.13%  67,400.04   9.83   99.97  41.77   767.93
800 +             $74,938.36    0.03%  > 95.0       74938.36         0.03%  74,938.36   9.75  100.00  47.81   814
              --------------  ------   ------   ------------        -----   ---------  -----  ------  -----   ------
TOTAL POOL         244749252  100.00%           243791593.9         99.61%  57,264.68  10.06   99.93  42.29   675.09
              ==============  ======   ======   ============        =====   =========  =====  ======  =====   ======

FICO          % IO  % SFD/  % OWNER  % FULL     %
                     PUD      OCC      DOC   CASHOUT
----          ----  ------  -------  ------  -------
0 - 500
500.01 - 550
550.01 - 575
575.01 - 600    0    89.46  100.00    98.51   10.24
600.01 - 620    0    89.33  100.00    93.69   18.56
620.01 - 650    0    86.39  100.00    54.30   13.74
650.01 - 680    0    84.88   99.97    26.79    8.52
680.01 - 700    0    78.84  100.00    20.84    7.64
700.01 - 750    0    78.91   99.78    20.10    4.53
750.01 - 800    0    76.43  100.00    26.24    0.89
800 +           0   100.00  100.00   100.00    0.00
               --   ------  ------   ------   -----
TOTAL POOL      0    83.03   99.95    35.51    8.9
               ==   ======  ======   ======   =====







DEBT TO INCOME (DTI) RATIO

DTI            TOTAL BALANCE              FICO   ADJUSTED BALANCE[1]          WA LOAN    WAC    WA LTV  WA DTI  WA FICO
                                                       AMOUNT          %[2]   58105.37
---            -------------    ------   -----   -------------------  -----   --------   ---    ------  ------  --------
< 20.00          $2,266,109.59    0.93%  < 640            336424       0.14%  42,524.15   9.92   99.96  15.84   685.16
20.01 - 25.00    $3,231,835.72    1.32%  < 640         897688.53       0.37%  48,190.02  10.03   99.98  22.86   669.66
25.01 - 30.00    $7,854,973.73    3.21%  < 650      2,487,171.08       1.02%  51,407.98  10.06   99.91  27.76   671.29
30.01 - 35.00   $19,226,585.92    7.86%  < 660        6414947.93       2.62%  54,271.53   9.99   99.96  32.87   675.25
35.01 - 40.00   $39,835,306.40   16.28%  < 670       19538566.53       7.98%  58,852.68  10.07   99.95  37.77   676.27
40.01 - 45.00   $68,033,693.55   27.80%  < 680       38714969.08      15.82%  60,385.33  10.07   99.94  42.70   676.97
45.01 - 50.00  $102,896,595.46   42.04%  < 690       71178300.41      29.08%  50,148.27  10.05   99.92  47.70   673.90
50.01 - 55.00    $1,404,151.66    0.57%  < 700      1,191,991.18       0.49%  57,264.68   9.91  100.00  51.51   652.72
               ---------------  ------   -----   ---------------      -----   ---------  -----  ------  -----   ------
TOTAL POOL     $244,749,252.03  100.00%          $140,760,058.74      57.51%  57,264.68  10.06   99.93  42.29   675.09
               ===============  ======   =====   ===============      =====   =========  =====  ======  =====   ======


DTI            % IO  % SFD/  % OWNER  % FULL     %
                      PUD      OCC      DOC   CASHOUT
               ----  ------  -------  ------  -------
< 20.00              74.12    95.48   17.36    5.87
20.01 - 25.00        92.45   100.00   38.16   11.86
25.01 - 30.00        80.21   100.00   32.00   13.68
30.01 - 35.00        85.97   100.00   38.14    7.84
35.01 - 40.00        82.60   100.00   35.06    7.44
40.01 - 45.00        82.86   100.00   32.57    8.58
45.01 - 50.00        82.69    99.98   37.23    9.39
50.01 - 55.00        96.35   100.00   70.83   15.57
               ----  -----   ------   -----   -----
TOTAL POOL           83.03    99.95   35.51    8.90
               ====  =====   ======   =====   =====


LOAN TO VALUE (LTV) RATIO

LTV              TOTAL BALANCE            DTI   ADJUSTED BALANCE[1]         WA LOAN    WAC    WA LTV  WA DTI  WA FICO
                     AMOUNT         %                 AMOUNT         %[2]   BALANCE
---              -------------   -------  ----  -------------------  ----   -------    ----   ------  ------  -------
< 70.00                            0.00%  > 50                       0.00%
70.01 - 80.00        $53,477.85    0.02%  > 50             0         0.00%  53,477.85  10.00  75.38   46.13   598.00
80.01 - 85.00                      0.00%  > 50                       0.00%
85.00 - 90.00        103,868.84    0.04%  > 50             0         0.00%  51,934.42  10.04  88.71   48.00   671.36
90.01 - 95.00      1,283,038.26    0.52%  > 50             0         0.00%  61,097.06  10.16  94.25   43.60   664.71
95.01 - 100.00   243,308,867.08   99.41%  > 50  1,404,151.66         0.57%  57,249.15  10.06  99.98   42.28   675.16
100.01 - 105.00                    0.00%  > 50                       0.00%
105.01 - 110.00                    0.00%  > 50                       0.00%
110+                               0.00%  > 50                       0.00%
                 --------------  ------   ----  ------------         ----   ---------  -----  -----   -----   ------
TOTAL POOL       244,749,252.03  100.00%        1,404,151.66         0.57%  57,264.68  10.06  99.93   42.29   675.09
                 ==============  ======   ====  ============         ====   =========  =====  =====   =====   ======


LTV              % IO  % SFD/  % OWNER  % FULL     %
                        PUD      OCC      DOC   CASHOUT
---              ----  ------  -------  ------  -------
< 70.00
70.01 - 80.00          100.00  100.00   100.00  100.00
80.01 - 85.00
85.00 - 90.00           38.68  100.00    38.68    0.00
90.01 - 95.00           91.02  100.00    58.03   51.17
95.01 - 100.00          83.00   99.95    35.37    8.66
100.01 - 105.00
105.01 - 110.00
110+
                        -----   -----    -----    ----
TOTAL POOL              83.03   99.95    35.51    8.90
                        =====   =====    =====    ====


[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket

[2] Percent of the Aggregate Principal Balance.

Appendix A                                                           Page 2 of 5

GEOGRAPHIC CONCENTRATION - TOP 12 STATES

STATE               TOTAL BALANCE      WA LOAN    WAC    % COVERED  WA FICO  WA LTV  WA DTI  % SFD/  % OWNER  % CASHOUT  % FULL DOC
                                                         MORTGAGE                             PUD      OCC       REFI
                  AMOUNT       %[2]    BALANCE              INS.
------         -----------    -----    -------  -------  ---------  -------  ------  ------  ------  -------  ---------  ----------
California     129,322,754    52.84%   76,297   999.77%  0.00       683.21    99.96  42.72   84.62    99.92        4.36      28.35
Texas           10,081,186     4.12%   32,520   976.85%  0.00       653.30    99.98  40.58   96.25    99.76        0.00      50.74
Washington      10,000,345     4.09%   47,621  1004.56%  0.00       663.08    99.90  41.58   87.45   100.00       17.37      48.16
Florida          9,617,297     3.93%   42,554  1021.80%  0.00       669.69    99.98  42.01   85.28   100.00        7.75      44.65
Arizona          7,422,090     3.03%   38,657   998.50%  0.00       655.19    99.94  41.47   95.07   100.00       17.24      47.60
Hawaii           7,178,809     2.93%   64,097   993.20%  0.00       684.91    99.89  42.94   57.52   100.00        8.54      41.57
Massachusetts    6,842,036     2.80%   58,479  1031.01%  0.00       683.62   100.00  43.40   46.28   100.00        2.53      23.38
New York         6,553,625     2.68%   74,473  1037.75%  0.00       690.87   100.00  42.46   72.85   100.00       12.83      27.06
Nevada           6,354,037     2.60%   56,732  1023.88%  0.00       661.45    99.63  42.12   93.59   100.00        6.65      32.65
New Jersey       5,335,960     2.18%   63,523  1030.52%  0.00       680.93    99.81  42.47   46.61   100.00        6.12      22.45
Minnesota        5,283,260     2.16%   46,755   956.07%  0.00       653.61    99.87  42.92   87.35   100.00       28.98      43.53
Colorado         5,125,396     2.09%   40,042  1006.97%  0.00       664.06    99.80  41.93   88.64   100.00       28.39      53.56
               -----------    -----    ------  -------   ----       ------   ------  -----   -----   ------       -----      -----
TOTAL          209,116,795    85.44%   57,265  1005.58%  0.00       675.09    99.93  42.29   83.03    99.95        8.90      35.51
               ===========    =====    ======  =======   ====       ======   ======  =====   =====   ======       =====      =====

PRINCIPAL BALANCE

SCHEDULED PRINCIPAL         TOTAL BALANCE         WA LOAN    WAC      WA  FICO   WA LTV     WA DTI  % SFD/ PUD
BALANCE                 AMOUNT             %      BALANCE
-------------------  ---------------   --------  --------   --------  --------  --------    ------  ----------
0 - $50K              $67,107,022.65     27.42%  33,057.65     10.07  662.85         99.93   41.26   84.30
$51 - $200K          $177,642,229.38     72.58%  79,163.20     10.05  679.71         99.93   42.68   82.54
                     ---------------     -----   ---------     -----  ------         -----   -----   -----
TOTAL POOL            244,749,252.03    100.00%  57,264.68     10.06  675.09         99.93   42.29   83.03
                     ===============    ======   =========     =====  ======         =====   =====   =====
          PRINCIPAL BALANCE: AVERAGE  57,264.68  MIN:       7,515.34  MAX:      164,447.79
                                      ---------             --------            ----------


SCHEDULED PRINCIPAL  % OWNER  % CASHOUT  % FULL DOC
BALANCE               OCC      REFI
-------------------  -------  ---------  ----------
0 - $50K              99.96    13.83       50.29
$51 - $200K           99.94     7.04       29.92
                      -----    -----       -----
TOTAL POOL            99.95     8.90       35.51
                      =====    =====       =====




DOCUMENTATION TYPE

DOCUMENTATION          TOTAL BALANCE      WA LOAN    WAC   WA FICO  WA LTV  WA DTI  % SFD/ PUD  % OWNER  % CASHOUT
TYPE                AMOUNT          %     BALANCE                                                 OCC      REFI
-------------  ---------------  -------  ---------  -----  -------  ------  ------  ----------  -------  ---------
Full Doc        $63,313,553.55   25.87%  47,747.78   9.96   651.82   99.91  42.50   85.24        99.96   15.11
Stated Doc     $147,071,333.76   60.09%  62,186.61  10.16   687.66   99.96  42.47   82.05        99.93    5.14
Limited Doc     $10,774,368.47    4.40%  64,905.83   9.79   657.52   99.93  37.50   87.59       100.00   17.56
Other           $23,589,996.25    9.64%  56,570.73   9.79   667.18   99.87  42.76   81.07       100.00   11.71
               ---------------   -----   ---------  -----   ------   -----  -----   -----       ------   -----
TOTAL POOL      244,749,252.03  100.00%  57,264.68  10.06   675.09   99.93  42.29   83.03        99.95    8.90
               ===============   =====   =========  =====   ======   =====  =====   =====       ======   =====

Appendix A                                                           Page 3 of 5

PROPERTY TYPE

PROPERTY TYPE         TOTAL BALANCE       WA LOAN    WAC   WA FICO  WA LTV  WA DTI  % OWNER     %     % FULL DOC
                   AMOUNT           %     BALANCE                                     OCC    CASHOUT
-------------  ---------------  ------   ---------  -----  ------   ------  ------  -------  -------  ----------
Single Family  $166,291,925.37   67.94%  57,580.31  10.05  675.10    99.93  42.24    99.99   10.42     34.26
PUD             $36,911,713.18   15.08%  54,684.02  10.08  665.47    99.90  42.43   100.00    7.61     43.67
2 - 4 Family    $15,998,340.92    6.54%  69,861.75  10.16  691.98   100.00  42.68    99.36    0.94     24.78
Condo           $25,349,696.86   10.36%  53,032.84   9.99  678.44    99.94  42.16   100.00    5.76     38.58
Other              $197,575.70    0.08%  49,393.93  10.66  662.95   100.00  46.84   100.00   14.54     34.08
               ---------------  ------   ---------  -----  ------   ------  -----   ------   -----     -----
TOTAL POOL      244,749,252.03  100.00%  57,264.68  10.06  675.09    99.93  42.29    99.95    8.90     35.51
               ===============  ======   =========  =====  ======   ======  =====   ======   =====     =====

PRIMARY MORTGAGE INSURANCE

MORTGAGE INSURANCE        TOTAL BALANCE        WA LOAN    WAC   WA FICO  WA LTV  WA DTI  % OWNER     %     % FULL DOC  IS MI DOWN
                         AMOUNT        %[2]    BALANCE                                     OCC    CASHOUT              TO 60 LTV
------------------  ---------------  ------   ---------  -----  -------  ------  ------  -----    -------  ----------  ----------
None                $244,749,252.03  100.00%  57,264.68  10.06   675.09   99.93   42.29  99.95    8.9      35.51
                    ---------------  ------   ---------  -----   ------   -----   -----  -----    ---      -----
TOTAL                244,749,252.03  100.00%  57,264.68  10.06   675.09   99.93   42.29  99.95    8.9      35.51
                    ===============  ======   =========  =====   ======   =====   =====  =====    ===      =====

LOAN PURPOSE

LOAN PURPOSE                  TOTAL BALANCE      WA LOAN    WAC   WA. FICO  WA. LTV  WA. DTI  % SFD/ PUD  % OWNER
                          AMOUNT           %     BALANCE                                                    OCC
------------          ---------------  ------   ---------  -----  --------  -------  -------  ----------  -------
Purchase              $218,554,908.45   89.30%  58,359.12  10.06  677.31    99.97    42.31    82.04        99.94
Refinance - Cashout    $21,782,534.11    8.90%  48,949.51  10.03  656.53    99.63    42.40    92.48       100.00
Refinance - Rate Ter    $4,411,809.47    1.80%  52,521.54   9.99  656.51    99.52    40.70    85.01       100.00
                      ---------------  ------   ---------  -----  ------    -----    -----    -----       ------
TOTAL POOL                  244749252  100.00%  57,264.68  10.06  675.09    99.93    42.29    83.03        99.95
                      ===============  ======   =========  =====  ======    =====    =====    =====       ======

FIXED VS. FLOATING COLLATERAL

LIEN STATUS          TOTAL BALANCE      WA LOAN    WAC   WA FICO  WA LTV  WA DTI  % SFD/ PUD  % OWNER  % CASHOUT  INDEX  MARGIN
                 AMOUNT        %[2]     BALANCE                                                 OCC       REFI
-----------  ---------------  ------   ---------  -----  -------  ------  ------  ----------  -------  ---------  -----  ------
Fixed        $244,749,252.03  100.00%  57,264.68  10.06   675.09   99.93   42.29     83.03      99.95     8.9     35.51
             ---------------  ------   ---------  -----   ------   -----   -----     -----      -----     ---     -----
TOTAL         244,749,252.03  100.00%  57,264.68  10.06   675.09   99.93   42.29     83.03      99.95     8.9     35.51
             ===============  ======   =========  =====   ======   =====   =====     =====      =====     ===     =====


Fill out complete list of mortgage loans including IO's

Appendix A                                                           Page 4 of 5

LIEN STATUS

LIEN STATUS        TOTAL BALANCE        WA LOAN    WAC   WA. FICO  WA. LTV  WA. DTI  % SFD/ PUD  % OWNER  % CASHOUT
                 AMOUNT          %      BALANCE                                                    OCC       REFI
-----------  ---------------  ------   ---------  -----  --------  -------  -------  ----------  -------  ---------
Second Lien  $244,749,252.03  100.00%  57,264.68  10.06    675.09    99.93    42.29    83.03       99.95    8.9
             ---------------  ------   ---------  -----    ------    -----    -----    -----       -----    ---
TOTAL POOL    244,749,252.03  100.00%  57,264.68  10.06    675.09    99.93    42.29    83.03       99.95    8.9
             ===============  ======   =========  =====    ======    =====    =====    =====       =====    ===

OCCUPANCY TYPE

OCCUPANCY TYPE            TOTAL BALANCE        WA LOAN    WAC   WA. FICO  WA. LTV  WA. DTI  % SFD/ PUD  % OWNER  % CASHOUT
                       AMOUNT          %       BALANCE                                                    OCC       REFI
--------------      --------------  ------   ---------   -----  --------  -------  -------  ----------   ------   --------
Primary Residence  $244,622,647.97   99.95%   57,261.86  10.06  675.08     99.93   42.30     83.06      100.00    8.90
Investment             $102,385.60    0.04%  102,385.60  10.10  704.00    100.00   19.95      0.00        0.00    0.00
Second Home             $24,218.46    0.01%   24,218.46   9.80  664.00    100.00   45.48    100.00        0.00    0.00
                    --------------  ------   ---------   -----  ------    ------   -----    ------       -----    ----
TOTAL POOL          244,749,252.03  100.00%  57,264.68   10.06  675.09     99.93   42.29     83.03       99.95    8.90
                    ==============  ======   =========   =====  ======    ======   =====    ======       =====    ====

PREPAYMENT PENALTY

PREPAYMENT                                                   # OF LOANS  WA FICO  WA LTV  WA DTI  % SFD/  % OWNER     % CASHOUT
CHARGES TERM AT         TOTAL BALANCE       WA LOAN    WAC                                         PUD      OCC          REFI
ORIGINATION           AMOUNT        %[2]    BALANCE
---------------  ---------------  ------   ---------  -----  ----------  ------   ------  ------  ------  -------     ---------
0 Months          $60,032,821.27   24.53%  45,239.50  10.29              666.14   99.90   41.53   79.85    99.96      12.46
12 Months          $9,109,018.04    3.72%  77,195.07  10.34              688.58   99.94   42.89   75.47   100.00      13.08
24 Months        $129,941,102.17   53.09%  63,478.80  10.03              678.12   99.96   42.53   84.97    99.92       6.54
36 Months         $45,666,310.55   18.66%  58,396.82   9.78              675.54   99.91   42.47   83.18   100.00      10.12
                 ---------------  ------   ---------  -----              ------   -----   -----   -----   ------      -----
TOTAL             244,749,252.03  100.00%  57,264.68  10.06              675.09   99.93   42.29   83.03    99.95       8.90
                 ===============  ======   =========  =====              ======   =====   =====   =====   ======      =====

COLLATERAL DESCRIPTION BY LOAN GROUP

LOAN GROUP      LOAN TYPE  INDEX  % OF  GROSS  NET   WAM   SEASONING   GROSS   NET    RATE  MAX   MOS TO ROLL
                                  POOL   WAC   WAC  (MOS)             MARGIN  MARGIN  CAPS  RATE
--------------  ---------  -----  ----  -----  ---   ---   ---------  ------  ------  ----  ----  -----------
Group 1
Group 2
Group 3
Group 4
Group 5
Group 6
TOTAL


SECTION 32 LOANS

                      TOTAL BALANCE       WA LOAN  WAC  WA FICO  WA LTV  WA DTI  % SFD/ PUD  % OWNER  % CASHOUT
                  AMOUNT           %[2]   BALANCE                                              OCC       REFI
                  ------         -------  -------  ---  -------  ------  ------  ----------  -------  ---------
Section 32 Loans                 #DIV/0!
                  ------         -------  -------  ---  -------  ------  ------  ----------  -------  ---------
Total               0            #DIV/0!
                  ======         =======  =======  ===  =======  ======  ======  ==========  =======  =========

Appendix A                                                           Page 5 of 5

TOP 5 MSA

MSA                           % [2]
---                           -----
California                    52.84%
Texas                          4.12%
Washington                     4.09%
Florida                        3.93%
Arizona                        3.03%


TOP 5 ORIGINATORS

ORIGINATOR                    %
----------                    -
New Century                   100.00%

SERVICER

SERVICER       %
--------       -
Wilshire       100.00%

STRESS ANALYSIS

RATING AGENCY BASE CASE LOSS EXPECTATIONS

       STANDARD & POORS: Analyst Name :                    MOODY'S: Analyst Name :
       Foreclosure Frequency  Loss Severity  Cum Losses    Foreclosure Frequency  Loss Severity  Cum Losses
       ---------------------  -------------  ----------    ---------------------  -------------  ----------
AA
A
A-
BBB+
BBB
BBB-
B

Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 100% Loss Severity; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

       BREAKEVEN CDR                          CUMULATIVE LOSSES
       25 CPR      40 CPR     60 CPR          25 CPR      40 CPR       60 CPR
       ------      ------     ------          ------      ------       ------
AA
A
BBB
BBB-

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

       MULTIPLE OF DEFAULT RAMP                 CUMULATIVE LOSSES
       25 CPR        40 CPR      60 CPR         25 CPR       40 CPR       60 CPR
       ------        ------      ------         ------       ------       ------
AA
A
BBB
BBB-